                                                                      Exhibit 3


        NUMBER                                                     SHARES

RA
---------------------          REPUBLIC AIRWAYS            ---------------------
                                  HOLDINGS
---------------------                                      ---------------------

                        REPUBLIC AIRWAYS HOLDING INC.



INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS


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                                                               CUSIP 760276 10 5

THIS CERTIFIES that





is the owner of

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             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF


------------------------ REPUBLIC AIRWAYS HOLDINGS INC. ------------------------


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. CERTIFICATE OF STOCK.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Robert H. Cooper          [CORPORATE SEAL OF            /s/ Bryan K. Bedford
                        REPUBLIC AIRWAYS HOLDING INC.]
SECRETARY                                                  PRESIDENT


                                      COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                      BY


                                                            AUHTORIZED SIGNATURE

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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                 UNIF GIFT MIN ACT-- ______________ Custodian _____________
TEN ENT -- as tenants by the entireties                                (Cust)                   (Minor)
JT TEN  -- as joint tenants with right of                           under Uniform Gifts to Minors
           survivorship and not as tenants                          Act _______________
           in common                                                       (State)

            Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
   INDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _____________________________


                                         ---------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                         OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


-----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.